UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                   of The Securities Exchange Act of 1934

                     Date of Report: September 22, 2000


                                  KFX INC.
                                  --------
           (Exact name of Registrant as specified in its charter)


        Delaware                       0-23634                 84-1079971
   ------------------             -------------------      -----------------
(State or other jurisdiction of  Commission File Number      IRS Employer
incorporation or organization)                            Identification Number


   1999 Broadway, Suite 3200
     Denver, Colorado, USA                         80202
-------------------------------              --------------
(Address of principal executive offices)        (Zip Code)

                               (303) 293-2992
                    -----------------------------------
                      (Registrant's telephone number,
                            including area code)

                                    N/A
                    -----------------------------------
       (Former name or former address, if changed since last report)






ITEM 5.     Other Events.

      On September 21, 2000, KFx Inc. issued a press release announcing that the licensor, from whom its Pegasus Technologies, Inc. ("Pegasus") subsidiary licenses the platform for Pegasus' principal product, has decided to accept the defense of Pegasus in a lawsuit filed by Pavilion Technologies, Inc. on August 14, 2000, alleging various unspecified claims of patent infringement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.



ITEM 7.     Financial Statements and Exhibits

Exhibit     Description
-------     -----------

99.1        Press Release dated September 21, 2000.




                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 22, 2000            KFx Inc.
                                    (Registrant)

                                    By:   /s/ Seth L. Patterson
                                          ---------------------------
                                          Seth L. Patterson
                                          Executive Vice President and
                                          Chief Financial Officer